Convertible Note Receivable	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Convertible Note Receivable
6.	CONVERTIBLE NOTE RECEIVABLE

On March 23, 2006, Rosedale Hotel Holdings Limited (“Rosedale”) entered into a subscription agreement with the Company and other subscribers for 2% convertible exchangeable notes (the “Convertible Notes”) with an aggregate principal amount of HK$1,000,000. The Company and other subscribers agreed to subscribe for the Convertible Notes in exchange for cash in the principal amount of HK$300,000 and HK$700,000, respectively.

Unless previously converted or lapsed or redeemed by Rosedale, Rosedale will redeem the Notes on the fifth anniversary from the date of issue of the Notes (i.e. June 7, 2011, the “Maturity Date”) at the redemption amount which is 110% of the principal amount of the Notes outstanding.

The Company shall have the right to convert, on any business day commencing from the 7th day after the date of issue of the Convertible Note up to and including the date which is 7 days prior to the Maturity Date, the whole or any part (in an amount or integral multiple of HK$1,000) of the principal amount of the Convertible Note into shares of Rosedale at the then prevailing conversion price.

Subject to certain restrictions which are intended to facilitate compliance with relevant rules and regulations, each noteholder shall have the right to exchange from time to time all or part (in the amount of HK$10,000 or integral multiples thereof) of 50% of the initial principal amount of its Convertible Notes for shares in the share capital of any company which is an affiliated company of Rosedale as defined in the Rules Governing the Listing of Securities on the HKSE or subsidiary of Rosedale that is to be listed on a stock exchange through an initial public offering at the price (the “Spin-off Shares”), subject to anti-dilutive adjustments, at which the Spin-off Shares are actually issued to the public at the time of the listing on that stock exchange. The decision on whether to list any of its affiliated companies or subsidiaries in the future is at the sole discretion of the directors of Rosedale.

The subscription of the Convertible Notes by the Company was completed on June 8, 2006.

The Company exercised certain of its conversion rights in the principal amount of HK$158,000 (equivalent to approximately Rmb148,916) and HK$79,000 (equivalent to approximately Rmb74,458) in June 2007 and July 2007, respectively, under the terms of the Convertible Notes. No Convertible Notes were converted during the year 2011.

In accordance with Derivative and Hedging Topic of the FASB Accounting Standards Codification Topic 815 (“ASC 815”), the conversion option element of the Convertible Notes represents an embedded derivative instrument which must be accounted for separately from the Convertible Notes and, as such, to be measured at fair value when initially recorded and at subsequent reporting dates. The debt element of the Convertible Notes was also measured at fair value initially and subsequently at amortized cost with an effective interest rate of 6.5%. The fair value of the conversion option was estimated using the Black-Scholes option pricing model at the date of its issuance and at each subsequent balance sheet date.

On June 7, 2011, the maturity date of the Convertible Notes, Convertible Notes in the amount of HK$63,000 remained outstanding. All remaining Convertible Notes, together with accrued interest of HK$10,800, equivalent to Rmb59,778, were later repaid to the Company (note 7).

As of December 31, 2012 and 2013, the Company held a 7.4% equity interest of Rosedale, of which 43,325,554 shares and 5,334,860 shares were recorded as available-for-sale securities and trading securities, respectively.